UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 30, 2009
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27038 (Commission File Number)	94-3156479 (IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Amended and Restated 2000 Stock Plan

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 30, 2009, Nuance Communications, Inc. (the “Company”) held its annual meeting of stockholders. At the meeting, the Company’s stockholders approved, among other things the amendment and restatement of the Company’s 2000 Stock Plan (the “Stock Plan”). The amended and restated Stock Plan includes, among other things, the following amendments: (1) an increase in the number of shares authorized for issuance under the Stock Plan by 6,000,000 shares and (2) a new ten year term for the plan, expiring on August 15, 2018. A copy of the amended and restated Stock Plan is attached hereto as Exhibit 99.1. A more extensive discussion of the terms of the amended and restated Stock Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 2, 2009.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	Amended and Restated 2000 Stock Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Nuance Communications, Inc.
By:	/s/ Thomas Beaudoin
Thomas Beaudoin
Chief Financial Officer

Date: February 5, 2009